Exhibit 10.20

FORM OF

SHARE EXCHANGE AGREEMENT

THIS SHARE EXCHANGE AGREEMENT (this “Agreement”) is entered into as of [                    ], 2011 by and among World of Jeans & Tops, a California corporation (“WOJT”), the shareholders of WOJT, each of whom are listed on Schedule A hereto (each a “Shareholder,” and collectively, the “Shareholders”), and Tilly’s, Inc., a Delaware corporation (“Tilly’s”).

WHEREAS, each Shareholder currently owns shares of common stock of WOJT as listed on Schedule A hereto.

WHEREAS, Tilly’s was formed solely for the purpose of reorganizing the corporate structure of WOJT.

WHEREAS, the Shareholders own all of the issued and outstanding common stock of WOJT.

WHEREAS, the Shareholders desire to exchange their shares of common stock of WOJT for shares of Class B common stock of Tilly’s, and Tilly’s has agreed to offer the Tilly’s Shares (as defined below) in connection with such exchange, upon the terms and conditions set forth in this Agreement.

WHEREAS, for United States federal income tax purposes, it is intended that the Exchange (as defined below) will qualify as an exchange under the provisions of Section 351(a) of the Code.

WHEREAS, following the Exchange (as defined below), WOJT will become a wholly-owned subsidiary of Tilly’s.

NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements herein, and intending to be legally bound hereby, the parties agree as follows:

1.	Exchange of Shares.

(a)

Exchange. On the terms and subject to the conditions set forth in this Agreement, at the Closing (i) Shareholders will sell, convey, transfer and assign to Tilly’s, free and clear of all liens, pledges, encumbrances, changes, restrictions or known claims of any kind, nature or description, and Tilly’s will purchase and accept from Shareholders, twenty million (20,000,000) currently issued and outstanding shares of common stock of WOJT, in the aggregate (the “WOJT Shares”), in the individual amounts as set forth on Schedule A, and (ii) in exchange for the transfer of such securities by the Shareholders, Tilly’s will sell, convey, transfer and assign to Shareholders, and Shareholders will purchase and accept from Tilly’s, twenty million (20,000,000) shares of newly-issued shares of Class B common stock of Tilly’s, par value $0.001, in the aggregate (the “Tilly’s Shares”), in the individual amounts as set forth on Schedule A (such exchange referred to herein as the “Exchange”). Upon completion of the Exchange, all of the shares of capital stock of WOJT shall be held by Tilly’s.

(b)	Closing. The closing of the Exchange shall occur on [ ], 2011 (the “Closing”). The Closing will take place at 10:00 a.m. Pacific Standard Time at the offices of Tilly’s, 10 Whatney, Irvine, California 92618, or at such other date, time and place or manner as may be agreed upon by the parties.

(c)	Anti-Dilution. The Tilly’s Shares issuable upon exchange and the WOJT Shares to be exchanged pursuant to Section 1(a) shall be appropriately adjusted to take into account any other stock split, stock dividend, reverse stock split, recapitalization, or similar change in Class B common stock of Tilly’s or common stock of WOJT, as the case may be, which may occur between the date of execution of this Agreement and the Closing, as to the Tilly’s Shares or WOJT Shares, as the case may be.

2.	Representations and Warranties.

(a)	Representations and Warranties of Shareholders. Each Shareholder severally, and not jointly, hereby represents and warrants to WOJT and Tilly’s, all of which representations and warranties are true, complete, and correct in all respects as of the date hereof and will be as of the Closing, as follows:

(i)	Authorization; No Restrictions, Consents or Approvals. Such Shareholder has the right, power, legal capacity and authority to enter into and perform such Shareholder’s obligations under this Agreement; and no approvals or consents are necessary in connection with it. All of the shares of common stock of WOJT owned by such Shareholder are owned free and clear of all liens, pledges, encumbrances, changes, restrictions or known claims of any kind, nature or description.

(ii)	Transfer of WOJT Shares. The shares of common stock of WOJT owned by such Shareholder will, at the Closing, be validly transferred to Tilly’s free and clear of any encumbrances and from all taxes, liens and charges with respect to the transfer thereof and such shares of common stock of WOJT shall be fully paid and non-assessable with the holder being entitled to all rights accorded to a holder of shares of WOJT common stock.

(iii)	Investment Representations.

(A)

Each such Shareholder understands that the Tilly’s Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) or any other applicable securities laws, including those under the California Corporations Code. Each such Shareholder also understands that the Tilly’s Shares are being offered and issued pursuant to an exemption from the registration requirements of the Securities Act, under Section 4(2) and/or

Regulation D of the Securities Act, and of the California Corporations Code, under Section 25012(f). Each such Shareholder acknowledges that Tilly’s will rely on such Shareholder’s representations, warranties and certifications set forth below for purposes of determining such Shareholder’s suitability as an investor in the Tilly’s Shares and for purposes of confirming the availability of the Section 4(2) and/or Regulation D exemption from the registration requirements of the Securities Act, and of the Section 25012(f) exemption under the California Corporations Code.

(B)	Each such Shareholder has received all the information such Shareholder considers necessary or appropriate for deciding whether to acquire the Tilly’s Shares. Each such Shareholder understands the risks involved in an investment in the Tilly’s Shares. Each such Shareholder further represents that such Shareholder has had an opportunity to ask questions and receive answers from Tilly’s regarding the terms and conditions of the offering of the Tilly’s Shares and the business, properties, prospects, and financial condition of Tilly’s and WOJT and to obtain such additional information (to the extent Tilly’s or WOJT possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to such Shareholder or to which such Shareholder had access. Each such Shareholder further represents that such Shareholder is an “accredited investor” within the meaning of Rule 501(a) of the Securities Act.

(C)	Each such Shareholder is acquiring the Tilly’s Shares for such Shareholder’s own account for investment only and not with a view towards their resale or “distribution” (within the meaning of the Securities Act) of any part of the Tilly’s Shares.

(D)	Each such Shareholder understands that the Tilly’s Shares may not be offered, sold or otherwise transferred except in compliance with the registration requirements of the Securities Act and any other applicable securities laws or pursuant to an exemption therefrom, and in each case in compliance with the conditions set forth in this Agreement. Each such Shareholder acknowledges and is aware that the Tilly’s Shares may not be sold pursuant to Rule 144 adopted under the Securities Act unless certain conditions are met and until such Shareholder has held the Tilly’s Shares for the applicable holding period under Rule 144.

(E)	Each such Shareholder acknowledges and agrees that each certificate representing the Tilly’s Shares shall bear a legend substantially in the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.”

(iv)	No Reliance. Each such Shareholder has not relied on and is not relying on any representations, warranties or other assurances regarding Tilly’s or WOJT other than the representations and warranties expressly set forth in this Agreement.

(b)	Representations and Warranties of WOJT. WOJT hereby represents and warrants to Shareholders and Tilly’s, all of which representations and warranties are true, complete, and correct in all respects as of the date hereof and will be as of the Closing, as follows:

(i)	Organization and Qualification. WOJT is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation.

(ii)

Authorization; No Restrictions, Consents or Approvals. WOJT has full power and authority to enter into and perform its obligations under this Agreement. This Agreement has been duly executed by WOJT and constitutes the legal, valid, binding and enforceable obligation of WOJT, enforceable against WOJT in accordance with its terms. The execution and delivery of this Agreement and the consummation by WOJT of the transactions contemplated herein do not and will not on the Closing (A) conflict with or violate any of the terms of the articles of incorporation and bylaws of WOJT or any applicable law relating to WOJT, (B) conflict with, or result in a breach of any of the terms of, or result in the acceleration of any indebtedness or obligations under, any material agreement, obligation or instrument by which WOJT is bound or to which any property of WOJT is subject, or constitute a default thereunder, other than those material agreements, obligations or instruments for which WOJT has obtained consent for the transactions contemplated under this Agreement, (C) result in the creation or imposition of any lien on any of the assets of WOJT, (D) constitute an event permitting termination of any material agreement or instrument to which WOJT is a party or by which any property or asset of WOJT is bound or affected, pursuant to the terms of such agreement or instrument, other than those material agreements or instruments for which WOJT has obtained consent for the transactions contemplated under this Agreement, or (E) conflict with, or result in or constitute a default under or breach or violation of or grounds for termination of, any license, permit or other governmental authorization to which WOJT is a party or by which WOJT may be bound, or result in the violation by WOJT of any laws to which WOJT may be subject, which would materially adversely affect the transactions contemplated herein. No authorization, consent or approval of, notice to, or filing with, any public body or governmental authority or any other person is necessary or required in connection with the execution and delivery by WOJT of this Agreement or the performance by WOJT of its obligations hereunder.

(iii)	Capitalization. The WOJT Shares constitute all of the issued and outstanding shares of common stock of WOJT. No securities of WOJT are entitled to pre-emptive or similar rights, and no person has any right of first refusal, pre-emptive right, right of participation, or any similar right to participate in the transactions contemplated by this Agreement. There are no outstanding options, warrants, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any person any right to subscribe for or acquire, common stock of WOJT, or contracts, commitments, understandings or arrangements by which WOJT is or may become bound to issue additional shares of WOJT common stock, or securities or rights convertible or exchangeable into common stock of WOJT. The issuance of the WOJT Shares contemplated by this Agreement will not, immediately or with the passage of time; (A) obligate WOJT to issue common stock of WOJT or other securities to any person, or (B) result in a right of any holder of WOJT securities to adjust the exercise, conversion, exchange or reset price of such securities.

(c)	Representations and Warranties of Tilly’s. Tilly’s hereby represents and warrants to Shareholders and WOJT, all of which representations and warranties are true, complete, and correct in all respects as of the date hereof and will be as of the Closing, as follows:

(i)	Organization and Qualification. Tilly’s is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation.

(ii)

Authorization; No Restrictions, Consents or Approvals. Tilly’s has full power and authority to enter into and perform its obligations under this Agreement. This Agreement has been duly executed by Tilly’s and constitutes the legal, valid, binding and enforceable obligation of Tilly’s, enforceable against Tilly’s in accordance with its terms. The execution and delivery of this Agreement and the consummation by Tilly’s of the transactions contemplated herein (including the issuance of the Tilly’s Shares in exchange for the WOJT Shares) do not and will not on the Closing (A) conflict with or violate any of the terms of the articles of incorporation and bylaws of Tilly’s or any applicable law relating to Tilly’s, (B) conflict with, or result in a breach of any of the terms of, or result in the acceleration of any indebtedness or obligations under, any material agreement, obligation or instrument by which Tilly’s is bound or to which any property of Tilly’s is subject, or constitute a default thereunder, other than those material agreements, obligations or instruments for which Tilly’s has obtained consent for the transactions contemplated under this Agreement, (C) result in the creation or imposition of any lien on any of the assets of Tilly’s, (D) constitute an event permitting termination of any material agreement or instrument to which Tilly’s is a party or by which any property or asset of Tilly’s is bound or affected, pursuant to the terms of such agreement or instrument, other than those material agreements or instruments for which Tilly’s has obtained consent for the transactions contemplated under this Agreement, or (E) conflict with, or result in or constitute a default under or breach or violation of or grounds for termination of, any license, permit or other governmental authorization to which Tilly’s is a party or by which Tilly’s may be bound, or result in the violation by Tilly’s of any laws to which Tilly’s may be subject, which would materially adversely affect the transactions contemplated herein. No authorization, consent or approval of, notice to, or filing with, any public body or governmental authority or any other person is necessary or required in connection with the execution and delivery by Tilly’s of this Agreement or the performance by Tilly’s of its obligations hereunder.

(iii)	Issuance of Shares. The Tilly’s Shares have been duly authorized and, upon issuance in accordance with the terms hereof, shall be validly issued and free from all taxes, liens and charges with respect to the issue thereof, and the Tilly’s Shares shall be fully paid and non-assessable with the holder being entitled to all rights accorded to a holder of Tilly’s Class B common stock.

(iv)	Investment Representations.

(A)

Tilly’s understands that the WOJT Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) or any other applicable securities laws, including those under the California Corporations Code. Tilly’s also understands that the WOJT Shares are being offered pursuant to an exemption from the registration requirements of the Securities Act, under Section 4(2) and/or Regulation D of the Securities Act, and of the California Corporations Code, under Section 25012(f). Tilly’s acknowledges that the Shareholders will rely on Tilly’s representations, warranties and certifications set forth below for purposes of determining Tilly’s suitability as an investor in the WOJT Shares and for purposes of confirming the availability of the Section 4(2) and/or Regulation D exemption from the registration requirements of the Securities Act, and of the Section 25012(f) exemption under the California Corporations Code.

(B)	Tilly’s has received all the information it considers necessary or appropriate for deciding whether to acquire the WOJT Shares. Tilly’s understands the risks involved in an investment in the WOJT Shares. Tilly’s further represents that it, through its authorized representatives, has had an opportunity to ask questions and receive answers from the Shareholders regarding the terms and conditions of the offering of the WOJT Shares and the business, properties, prospects, and financial condition of WOJT and to obtain such additional information (to the extent the Shareholders or any Shareholder possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to Tilly’s or to which Tilly’s had access. Tilly’s further represents that it is an “accredited investor” within the meaning of Rule 501(a) of the Securities Act.

(C)	Tilly’s is acquiring the WOJT Shares for its own account for investment only and not with a view towards their resale or “distribution” (within the meaning of the Securities Act) of any part of the WOJT Shares.

(D)	Tilly’s understands that the WOJT Shares may not be offered, sold or otherwise transferred except in compliance with the registration requirements of the Securities Act and any other applicable securities laws or pursuant to an exemption therefrom, and in each case in compliance with the conditions set forth in this Agreement. Tilly’s acknowledges and is aware that the WOJT Shares may not be sold pursuant to Rule 144 adopted under the Securities Act unless certain conditions are met and until Tilly’s has held the WOJT Shares for the applicable holding period under Rule 144.

(E)	Tilly’s acknowledges and agrees that each certificate representing the WOJT Shares shall bear a legend substantially in the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE

EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.”

(v)	No Reliance. Tilly’s has not relied on and is not relying on any representations, warranties or other assurances regarding WOJT other than the representations and warranties expressly set forth in this Agreement.

3.	Closing.

(a)	Conditions to Shareholders’ Obligations. The obligations of Shareholders under this Agreement, (including, without limitation, the obligation to transfer the WOJT Shares in exchange for the Tilly’s Shares) shall be subject to satisfaction of the following conditions, unless waived by Shareholders: (i) WOJT and Tilly’s shall have performed in all material respects all agreements, and satisfied in all material respects all conditions on its part to be performed or satisfied hereunder, at or prior to the Closing; (ii) all of the representations and warranties of WOJT and Tilly’s herein shall have been true and correct in all respects when made, shall have continued to have been true and correct in all respects at all times subsequent thereto, and shall be true and correct in all material respects on and as of the Closing as though made on, as of, and with reference to such Closing; (iii) WOJT and Tilly’s shall have executed and delivered to Shareholders all documents necessary to issue the Tilly’s Shares to Shareholders, as contemplated by this Agreement (including those documents described in Section 3(d)); and (iv) WOJT and Tilly’s shall have obtained or made, as applicable, all consents, authorizations and approvals from, and all declarations, filings and registrations required to consummate the transactions contemplated by this Agreement, including all items required under the incorporation document and bylaws of WOJT and Tilly’s, respectively.

(b)

Conditions to Tilly’s’ Obligations. The obligations of Tilly’s under this Agreement, (including, without limitation, the obligation to issue the Tilly’s Shares in exchange for the transfer by Shareholders of the WOJT Shares) shall be subject to satisfaction of the following conditions, unless waived by Tilly’s: (i) Shareholders and WOJT shall have performed in all respects all agreements, and satisfied in all respects all conditions on their part to be performed or satisfied hereunder, at or prior to the Closing; (ii) all of the representations and warranties of Shareholders and WOJT herein shall have been true and correct in all material respects when made, shall have continued to have been true and correct in all material respects at all times subsequent thereto, and shall be true and correct in all material respects on and as of the Closing as though made on, as of, and with reference to such Closing; (iii) Shareholders and WOJT shall have executed and delivered to Tilly’s all documents necessary to transfer the WOJT Shares to Tilly’s, as contemplated by this Agreement (including those documents described in Section 3(d)); and (iv) Shareholders and WOJT shall have obtained or made, as applicable, all consents, authorizations and approvals from, and all declarations, filings and registrations required to consummate the transactions contemplated by this Agreement, including all items required under the incorporation document and bylaws of WOJT and Tilly’s, respectively.

(c)	Closing Documents. At the Closing:

(i)	Shareholders shall deliver to Tilly’s, in form and substance reasonably satisfactory to Tilly’s, certificates evidencing the WOJT Shares, together with stock powers duly for such certificates to allow such certificates to be registered in the name of Tilly’s;

(ii)	WOJT shall deliver to Shareholders and Tilly’s, in form and substance reasonably satisfactory to Shareholders and Tilly’s, a certificate executed on behalf of WOJT by the Secretary of WOJT certifying the truth and correctness of the representations and warranties set forth in Section 2(b); and

(iii)	Tilly’s shall deliver to Shareholders, in form and substance reasonably satisfactory to Shareholders, (i) certificates evidencing the Tilly’s Shares, registered in the name of Shareholders, and (ii) copies of resolutions adopted by the board of directors of Tilly’s and certified by the Secretary of Tilly’s authorizing the execution and delivery of, and performance of Tilly’s’ obligations under, this Agreement.

4.	Survival of Representations and Warranties.

(a)	None of the representations, warranties and covenants of Shareholders, WOJT or Tilly’s hereto contained in this Agreement shall survive the Closing, except that the representations and warranties contained in Section 2(a)(i), Section 2(b)(i), Section 2(b)(ii), Section 2(b)(iii), Section 2(c)(i), and Section 2(c)(ii) shall survive until the latest date permitted by applicable law. Except as specifically set forth in the preceding sentence, no other representation, warranty or covenant of any party set forth in this Agreement will survive the Closing, and no party will have any rights or remedies after the Closing with respect to any misrepresentation of or inaccuracy in any such representation, warranty or covenant.

5.	General Provisions.

(a)

“S” Corporation Election. (i) Shareholders hereby consent to any tax election required by WOJT or Tilly’s in order to cause the allocation of WOJT’s income, loss, deductions and credits to be determined by computing such amounts on a closing of the books of WOJT through the day prior to the termination of WOJT’s “S” Corporation election rather than having such items determined for the entire calendar year and then allocated on a daily basis. Shareholders agree to execute, file, or deliver such additional consents, agreements or other documents as may be necessary in connection with such tax election by WOJT or Tilly’s; (ii) in the event that a public offering of Tilly’s’ capital stock is not consummated, Shareholders agree that Tilly’s and WOJT may take such action as may be necessary to cause Tilly’s to be taxed as an “S” Corporation without any additional action by Shareholders. In such case, Shareholders further agree to take any such action reasonably requested by Tilly’s to be treated as an “S” Corporation.

(b)	Releases and Waivers of Shareholders. Each Shareholder on its own behalf hereby acknowledges and agrees that the number of WOJT Shares set forth on Schedule A represents the total number and type of WOJT Shares held by such Shareholder as of the date of this Agreement and as of the Closing. Each Shareholder hereby releases WOJT and Tilly’s from all obligations, liabilities and causes of action arising before, on or after the date of this Agreement, out of or in relation to any entitlement which such Shareholder may have with respect to any WOJT Shares in excess of the number of WOJT Shares set forth on Schedule A. Each Shareholder hereby generally, irrevocably, unconditionally and completely waives any and all rights to receive any anti-dilution protection to which such Shareholder may be entitled under the articles of incorporation, bylaws or other organizational documents of WOJT or under any other agreement or instrument in connection with the Exchange. Except for the Tilly’s Shares to be issued in connection with the Exchange, each Shareholder hereby generally, irrevocably, unconditionally and completely waives any and all rights existing as of the date hereof to receive options, depository receipts, warrants, stock appreciation or similar rights to acquire or receive securities in WOJT or Tilly’s.

(c)	Certain Tax Matters. It is the intent of the parties hereto that the Exchange qualify as an exchange described in Section 351 of the Code. Each of the parties shall use their respective reasonable best efforts to cause the Exchange to qualify as an exchange within the meaning of Section 351(a) of the Code, and will not take, or will not agree to take, any action that would prevent the Exchange from qualifying as such an exchange. Unless otherwise required pursuant to a “determination” within the meaning of Section 1313(a) of the Code, each of the parties shall report the Exchange for U.S. federal income tax purposes as an exchange within the meaning of Section 351(a) of the Code.

(d)	Governing Law. This Agreement is to be construed in accordance with and governed by the internal laws of the State of California (as permitted by Section 1646.5 of the California Civil Code or any similar successor provision) without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of California to the rights and duties of the parties.

(e)

Arbitration. Any claim, dispute or controversy among the parties arising out of or relating to this Agreement, including the breach thereof, which cannot be satisfactorily settled by the parties, will be finally and exclusively settled by confidential and binding arbitration (“Arbitration”) upon the written request of any party. The Arbitration shall be administered by the Judicial Arbitration and Mediation Service (“JAMS”) in accordance with its Commercial Arbitration Rules (the “Rules”). The Arbitration will be conducted by one arbitrator selected in accordance with the Rules. The place of the Arbitration shall be Irvine,

California. The Arbitration will be conducted in English. The Arbitration award will be final and binding upon the parties, and judgment upon such award may be entered in any court having jurisdiction thereof.

(f)	Severability. If any provision of this Agreement is held by a court or other tribunal of competent jurisdiction to be invalid or unenforceable for any reason, the remaining provisions shall continue in full force and effect without being impaired or invalidated in any way, and the parties agree to replace any invalid provision with a valid provision which most closely approximates the intent and economic effect of the invalid provision.

(g)	Waiver. The waiver by either party of a breach of or default under any provision of this Agreement shall not be effective unless in writing and shall not be construed as a waiver of any subsequent breach of or default under the same or any other provision of this Agreement. Further, any failure or delay on the part of either party to exercise or avail itself of any right or remedy that it has or may have hereunder shall not operate as a waiver of any such right or remedy or preclude other or further exercise thereof or of any other right or remedy.

(h)	Notices. Any notices required or permitted hereunder shall be given to the appropriate party at the address specified below or at such other address as the party may specify in writing. Such notice shall be deemed given: (i) if delivered personally, upon delivery as evidenced by delivery records; (ii) if sent by telephone facsimile, upon confirmation of receipt; (iii) if sent by certified or registered mail, postage prepaid, five (5) days after the date of mailing; of (iv) if sent by nationally recognized express courier, two (2) business days after date of placement with such courier.

Shareholders:

[ ]
[ ]
Attn: [ ]

[            ]

[            ]

Attn: [            ]

[            ]

[            ]

Attn: [            ]

[            ]

[            ]

Attn: [            ]

WOJT:

World of Jeans & Tops

10 Whatney

Irvine, California 92618

Attn: Legal Department

Tilly’s:

Tilly’s, Inc.

10 Whatney

Irvine, California 92618

Attn: Legal Department

(i)	No Third Party Beneficiaries. Nothing in this Agreement shall be construed to confer any rights or benefits upon any person other than the parties hereto, and no other person shall have any rights or remedies hereunder.

(j)	Public Announcements. Each of the Shareholders, WOJT and Tilly’s will consult with each other before issuing, and provide each other the opportunity to review and comment upon, any press release or other public statements with respect to this Agreement and the transaction contemplated hereby and shall not issue any such press release or make any such public statement prior to such consultation, except as may be required by applicable law, court process or by obligations pursuant to any listing agreement with any national securities exchange.

(k)	Termination. This Agreement may be terminated upon written notice at any time prior to Closing by mutual written consent of the parties. Termination of this Agreement will terminate all rights and obligations of the parties under this Agreement and this Agreement will become void and have no force or effect.

(l)	Entire Agreement. This Agreement constitutes the entire agreement between the parties and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof.

(m)	Counterparts. This Agreement may be executed in one or more counterparts (including fax counterparts) each of which shall be deemed an original and all of which shall be taken together and deemed to be one instrument.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

Hezy Shaked (or successor trustee), Trustee of the Hezy Shaked Living Trust Established May 18, 1999	Tilly Levine (or successor trustee), Trustee of the Tilly Levine Separate Property Trust Established March 31, 2004

HS Annuity Trust Established August 6, 2010, Amy Shaked and Netta Shaked-Schroer Co-Trustees (Amy Shaked, Co-Trustee)	TL Annuity Trust Established August 6, 2010, Amy Shaked and Netta Schroer-Shaked Co-Trustees (Amy Shaked Co-Trustee)

HS Annuity Trust Established August 6, 2010, Amy Shaked and Netta Shaked-Schroer Co-Trustees (Netta Schroer-Shaked Co Trustee)	TL Annuity Trust Established August 6, 2010, Amy Shaked and Netta Schroer-Shaked Co-Trustees (Netta Schroer-Shaked Co-Trustee)

[SIGNATURE PAGES CONTINUE]

[Signature Page to Stock Exchange Agreement]

World of Jeans & Tops

By:

[SIGNATURE PAGES CONTINUE]

[Signature Page to Stock Exchange Agreement]

Tilly’s, Inc.

By:
Daniel Griesemer
President and Chief Executive Officer

[Signature Page to Stock Exchange Agreement]

SCHEDULE A

Shareholder	Shares of World of Jeans & Tops Owned as of the Date of Execution of this Agreement	Shares of Tilly’s, Inc. to be Acquired Pursuant to the Exchange Contemplated by this Agreement
Hezy Shaked Living Trust Established May 18, 1999	[ ]	[ ]

Tilly Levine Separate Property Trust Established March 31, 2004	[ ]	[ ]

HS Annuity Trust Established August 6, 2010	[ ]	[ ]

TL Annuity Trust Established August 6, 2010	[ ]	[ ]

A-1